SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                                 FORM 8-K
                               Current Report
                      Pursuent to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (earliest event reported):   June 30, 1999


Global Gaming and Technology, Inc.
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(Exact name of registrant as specified in its charter)


Delaware                    0-9047                    02-0314487
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(State of Incorporation)    (Commission File No.)     (IRS Employer ID)


2575 S Highland Drive, Las Vegas, NV 89109
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(Address of principal executive offices)


Registrant's telephone number, including area code:  (702) 737-5560
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Regulation S-K Item 304:
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Joseph F Zerga, Ltd has resigned as the Company's Certified Public Accountants.

No report on the Company's Financial Statements for either of the last two years contained an adverse opinion, a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a going concern qualification due to the Company's dormant status and uncertain litigation.

There were no disagreements with accountants on any matter of accounting prin-ciples or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years or the subsequent interim period.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herto duly authorized.



                                    Global Gaming and Technology, Inc
                                    ---------------------------------
                                    (Registrant)



Date: 7/6/99      By: Constance Koplow        Director
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